EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED MARCH 31, 2011

			CONTRACT
			DRILLING
	REVENUES		COSTS
		(In Millions)

Atwood Hunter	$ 50.0		$ 8.6
Atwood Falcon	39.5		7.4
Atwood Eagle	38.0		15.7
Atwood Aurora	11.7		5.5
Atwood Beacon	11.2		7.5
Vicksburg	8.7		4.2
Richmond	-		0.4
Seahawk	-		0.3
Atwood Southern Cross	-		0.7
Other	-		0.1
	$ 159.1		$ 50.4

	FOR THE SIX MONTHS ENDED MARCH 31, 2011

			CONTRACT
			DRILLING
	REVENUES		COSTS
		(In Millions)

Atwood Hunter	$ 99.8		$ 18.8
Atwood Falcon	79.6		15.1
Atwood Eagle	64.9		32.7
Atwood Aurora	22.4		10.9
Atwood Beacon	21.9		16.4
Vicksburg	16.8		8.3
Richmond	-		1.3
Seahawk	-		1.8
Atwood Southern Cross	-		2.1
Other	-		1.3
	$ 305.4		$ 108.7